UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2019
VIACOMCBS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 258-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	VIACA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	VIAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported, on December 4, 2019, Viacom Inc., a Delaware corporation (“Viacom”), merged with and into CBS Corporation, a Delaware corporation (“CBS”) (the “merger”), with CBS continuing as the surviving company. At the effective time of the merger, the combined company changed its name to ViacomCBS Inc. (“ViacomCBS”).

This amendment is being filed, as permitted by Item 9.01(a) of Form 8-K, to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by ViacomCBS on December 4, 2019 to provide the unaudited pro forma financial information required pursuant to Item 9.01(b) of Form 8-K. Except as described herein, all other information in ViacomCBS' Current Report on Form 8-K filed on December 4, 2019 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following unaudited pro forma financial information of ViacomCBS is filed as Exhibit 99 of this Report on Form 8-K and is incorporated by reference into this Item 9.01(b) in its entirety:

•	Unaudited pro forma condensed combined balance sheet at September 30, 2019.

•	Unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2019 and the years ended December 31, 2018, December 31, 2017 and December 31, 2016.

•	Notes to the unaudited pro forma condensed combined financial statements.

(d) Exhibits. Exhibit 99 is filed as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

99	ViacomCBS Inc. unaudited pro forma condensed combined financial statements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOMCBS INC.

By:	/s/ Christa A. D'Alimonte
	Name:	Christa A. D'Alimonte
	Title:	Executive Vice President,
General Counsel and Secretary

Date: February 13, 2020